                                                                    Exhibit 10.9
                                                                    ------------


                       RIGHT OF FIRST REFUSAL AGREEMENT
                       ---------------------------------


     This Right of First Refusal Agreement (this "Agreement") is made this 30th day of June, 1999 by and among Switchboard Incorporated, a Delaware corporation (the "Company"), Banyan Systems Incorporated, a Massachusetts corporation ("Banyan"), and CBS Corporation, a Pennsylvania corporation (the "Purchaser").

                             Preliminary Statement
                             ---------------------

     A. On the date hereof, the parties are entering into (i) an Advertising and Promotion Agreement by and among the Company, Banyan and the Purchaser and
(ii) a License Agreement by and between the Company and the Purchaser (collectively, the "Switchboard Agreements").

     B. The parties desire to provide for the right of first refusal and right of first offer provisions set forth below as a means of protecting the management and control of the Company from influence by any person not acceptable to the Company or to Banyan.

     NOW, THEREFORE, for valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

1.   Certain Definitions.
     -------------------

     As used in this Agreement, the following terms shall have the following respective meanings:

     "Common Stock" means the common stock, $.01 par value per share, of the Company.

     "Purchase Agreement" means the Common Stock and Warrant Purchase Agreement dated June 1, 1999 by and among the Company, Banyan and the Purchaser.

     "Shares" means all shares of Common Stock issued, now or in the future, pursuant to the Purchase Agreement, including the Shares (as defined therein) and the Warrant Shares (as defined therein), but excluding the Conversion Share (as defined therein).

     "Transfer" means any sale, transfer or other disposition, whether voluntarily or by operation of law.

2.   Restrictions on Transfer.
     ------------------------

     2.1 Any Transfer of any of the Shares by the Purchaser, other than according to the terms of this Agreement, shall be void and transfer no right, title, or interest in or to any such Shares to the purported transferee.

     2.2 All certificates representing Shares shall have affixed thereto (in addition to any other legends that may be required contractually or under federal or state laws) a legend in substantially the following form, and the Purchaser agrees to present the certificates representing the Shares presently owned or hereafter acquired by it to the Secretary of the Company and cause the Secretary of the Company to stamp such a legend on each such certificate in a prominent manner:

          "The shares of stock represented by this certificate are subject to restrictions on transfer and an option to purchase set forth in a certain Right of First Refusal Agreement dated ____________, 1999, as amended from time to time. A copy of such Agreement is available for inspection without charge at the office of the Secretary of the corporation."

     2.3 The Purchaser agrees, to ensure compliance with the restrictions referred to herein, that the Company may issue appropriate "stop transfer" certificates or instructions and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its records.

3.   Rights of First Offer.
     ---------------------

     3.1  Offer by the Purchaser.  Subject to Section 3.3, in the event at any
          ----------------------
          time prior to the first anniversary of the closing date of the Company's initial public offering the Purchaser desires to make a Transfer of any or all of its Shares, the Purchaser shall first deliver a notice (the "Right of First Offer Notice") to such effect to the Company and to Banyan, which notice shall include an offer to sell to the Company and Banyan (i) a specified number of Shares, which such number of Shares shall constitute all of the Shares the Purchaser is then interested in Transferring (the "Option Shares"), at (iii) a specified per share price (the "Offer Price"). The Company shall have the first right and option and Banyan shall have the next right and option to purchase from the Purchaser, for a per share purchase price equal to the Offer Price, some or all of the Option Shares. The Company and/or Banyan shall have 15 business days to accept such offer. If the Company and/or Banyan accepts such offer as to some or all of the Option Shares, they will proceed in good faith to negotiate with the Purchaser a definitive agreement and consummate such sale.

     3.2  Purchaser's Right to Sell.    If neither the Company nor Banyan
          -------------------------
          accepts the Purchaser's offer set forth in Section 3.1, or if such offer is accepted by the Company and/or Banyan only in part, then, for a period of 120 days following the expiration of the 15-business day period set forth in Section 3.1, the Purchaser may, subject to compliance with Section 4 below, if applicable, consummate the sale of the Option Shares or any portion thereof not subject to the Company's and/or Banyan's acceptance at a price not less than the Offer Price. If the Purchaser wishes to Transfer any Option Shares offered by the Purchaser in the Right of First Offer Notice at a price per Share less than the Offer Price or more than 120 days after the expiration of the 15-business day period set forth in Section 3.1, then, as a condition precedent to such transaction, the Purchaser must again comply with the provisions of Section 3.

     3.3  Limitation.  The Purchaser shall not be required to comply with
          ----------
Section 3 following a termination for any reason of one or both of the Switchboard Agreements prior to the second anniversary thereof.

4.   Rights of First Refusal.
     -----------------------

     4.1  Offer of Sale; Notice of Proposed Sale.  If, following a termination
          --------------------------------------
          for any reason of one or both of the Switchboard Agreements prior to the second anniversary thereof, the Purchaser desires to Transfer any of its Shares, or any interest in such Shares, it shall first deliver written notice of its desire to do so (the "Notice") to the Company and Banyan. The Notice must specify: (i) the name and address of the party to which the Purchaser proposes to sell or otherwise dispose of the Shares or an interest in the Shares (the "Offeror"), (ii) the number of Shares the Purchaser proposes to sell or otherwise dispose of (the "Offered Shares"), (iii) the consideration per Share to be delivered to the Purchaser for the proposed Transfer, and (iv) all other material terms and conditions of the proposed transaction.

     4.2  Company's Option to Purchase.
          ----------------------------

          (a) The Company shall have the first option, exercisable for a period of 15 business days from the date of delivery of the Notice, to purchase all or any part of the Offered Shares for the consideration per share and on the terms and conditions specified in the Notice. Such option shall be exercised by the delivery by the Company of written notice to the Purchaser and Banyan.

          (b) In the event the Company does not exercise its option within such 15-business day period with respect to all of the Offered Shares, the Company shall, by the last day of such period, give written notice of that fact to Banyan (the "Banyan Notice"). The Banyan Notice shall specify the number of Offered Shares not purchased by the Company (the "Remaining Shares").

          (c) In the event the Company exercises its option to purchase all or part of the Offered Shares, the closing of such purchase shall take place at the offices of the Company on (i) the date five days after the expiration of the Banyan Option Period (as defined in Section 4.3(a) of this Agreement) if Banyan does not elect to purchase any Offered Shares or (ii) the date that Banyan consummates its purchase of Remaining Shares under Section 4.3(b) of this Agreement.

     4.3  Banyan's Option to Purchase.
          ---------------------------

          (a) Banyan shall have an option, exercisable during the period beginning on the date 16 business days after the delivery to Banyan of the Notice and ending on the date 21 business days after the delivery to Banyan of the Notice (the "Banyan Option Period"), to purchase all or any part of the Remaining Shares for the consideration per share and on the terms and conditions set forth in the Notice. Such option shall be exercised by delivery by Banyan of written notice to the Purchaser and the Company.

          (b) The closing of the purchase of the Remaining Shares shall take place at the offices of the Company no later than five (5) days after the date of such notice to the Purchaser.

     4.4  Consideration.  To the extent that the consideration proposed to be
          -------------
          paid by the Offeror for the Offered Shares consists of property other than cash or a promissory note, the consideration required to be paid by the Company or Banyan exercising their respective options under Sections 4.2 and 4.3 of this Agreement may consist of cash equal to the value of such property, as determined in good faith by agreement of the Purchaser and the Company or Banyan, as applicable.

     4.5  Purchaser's Right to Sell.
          -------------------------

          (a)  If, following compliance by the Purchaser with the provisions of
               Section 4, the Company and Banyan do not exercise their options to purchase all of the Offered Shares under Section 4 within the periods described in this Agreement (the "Option Period"), then the Purchaser shall be entitled to sell, at the price and on the terms and conditions no less favorable to the Purchaser than the price and terms set forth in the Notice, the Shares not purchased by the Company and Banyan. The transaction contemplated by the Notice shall be consummated not later than 60 days after the expiration of the Option Period.

          (b) If the Purchaser wishes to Transfer any Shares at a price per Share less than the price set forth in the Notice, upon terms different from those previously offered to the Company and Banyan, or more than 60 days after the expiration of the Option Period, then, as a condition precedent to such transaction, the Purchaser must again comply with the provisions of Section 4.

5.   Adjustments for Stock Splits, Stock Dividends, etc.   If from time to time
     ---------------------------------------------------
there is any stock split, stock dividend, stock distribution or other reclassification of the Common Stock of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of its ownership of the Shares shall be immediately subject to the purchase options, the rights of first refusal, the restrictions on Transfer and the other provisions of this Agreement in the same manner and to the same extent as the Shares.

6.   General.
     -------

     6.1  Severability.  The invalidity or unenforceability of any provision of
          ------------
          this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

     6.2  Transfers of Rights.  Any permitted Transfer of Shares by the
          -------------------
          Purchaser shall be subject to the transferee providing written notice of such assignment to the Company and Banyan and agreeing in writing to be bound hereby, and such transferee shall be deemed a "Purchaser" for purposes of this Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to any applicable restrictions on Transfer. The Purchaser acknowledges that the Purchase Agreement and the Warrant (as defined therein) impose certain restrictions on the Purchaser's right to Transfer any Shares. Nothing contained herein shall prohibit Banyan from assigning its rights hereunder to one or more persons or entities.

     6.3  Notice.  All notices, requests, consents, and other communications
          ------
          under this Agreement shall be in writing and shall be deemed delivered
          (i) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

     If to the Company, at 115 Flanders Road, Westboro, MA 01581, Attention:
Chief Financial Officer, or at such other address or addresses as may have been furnished in writing by the Company to the Purchaser, with a copy to the Company at the foregoing address, Attention: General Counsel, and with a copy to Hale and Dorr LLP, 60 State Street, Boston, MA 02109, Attention: Mark G. Borden, Esq.; or

     If to Banyan, at 120 Flanders Road, Westboro, MA 01581, Attention: Chief Financial Officer, or at such other address or addresses as may have been furnished to the Company and the Purchaser in writing by Banyan, with a copy to Hale and Dorr LLP, 60 State Street, Boston, MA 02109, Attention: Mark G. Borden, Esq.

     If to the Purchaser, CBS Corporation, 51 West 52nd Street, New York, NY 10019, attention: Chief Financial Officer, or at such other address or addresses as may have been furnished to the Company in writing by the Purchaser, with a copy to attention: General Counsel.

     Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this
Section 6.3.

     6.4  Pronouns.  Whenever the context may require, any pronouns used in this
          --------
          Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

     6.5  Entire Agreement.  This Agreement constitutes the entire agreement
          ----------------
          between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement. No amendment, modification or termination of, or waiver under, any provisions of this Agreement shall be valid unless in writing and signed by each of the parties hereto.

     6.6  Specific Performance.  In addition to any and all other remedies that
          --------------------
          may be available at law in the event of any breach of this Agreement, each party shall be entitled to specific performance of the agreements and obligations of the other parties hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

     6.7  Counterparts; Facsimile Signatures.  This Agreement may be executed in
          ----------------------------------
          any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signature.

     6.8  Section Headings.  The section headings used in this Agreement are for
          ----------------
          the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

     6.9  Governing Law.  This Agreement shall be construed, interpreted and
          -------------
          enforced in accordance with the internal laws of the State of New York without regard to any applicable conflicts of laws.

     6.10 Tolling of Periods.  The lapsing of any and all periods described in
          ------------------
          Sections 3 and 4 of this Agreement for providing any notice, for closing any exercise of any option or any right of first refusal or otherwise shall be tolled for the duration of (i) any legal or regulatory requirement forestalling any such notice, closing or other event or (ii) the determination pursuant to Section 4.4 of this Agreement of the value of the consideration other than cash or a promissory note proposed to be paid by the Offeror for the Offered shares.

     6.11  Termination.  This Agreement shall terminate on the first anniversary
           -----------
           of the closing date of the Company's initial public offering.

     6.12  Notice of Termination of Switchboard Agreements. Within five (5) days
           -----------------------------------------------
           of the termination for any reason, prior to the second anniversary thereof, of either or both of the Switchboard Agreements, the Company shall deliver to Banyan a notice of such termination and the effective date thereof.

                         [signatures on following page]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                   SWITCHBOARD INCORPORATED


                                   By: /s/ Dean Polnerow
                                       ---------------------------------------
                                       Name:  Dean Polnerow
                                       Title: President


                                   BANYAN SYSTEMS INCORPORATED


                                   By: /s/ Richard M. Spaulding
                                       ---------------------------------------
                                       Name:  Richard M. Spaulding
                                       Title: Vice President & CFO


                                   CBS CORPORATION


                                   By: /s/ Fredric G. Reynolds
                                       ---------------------------------------
                                       Name:  Fredric G. Reynolds
                                       Title: Executive Vice President
                                              and Chief Financial Officer



              (signature page to right of first refusal agreement)